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                                  EXHIBIT 4.2


Incorporated under the Laws                             of the State of Delaware

          NUMBER                                                 SHARES



                    PANORAMA INTERNATIONAL PRODUCTIONS, INC.
                      Authorized Capital Stock: 15,000,000
       10,000,000 Shares Common Stock;   5,000,000 Shares Preferred Stock

                                    SPECIMEN

     This Certifies that _____________________________________ is the registered holder of _______________________________________________ Shares of Common Stock
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate propertly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal hereunto affixed this _____ day of _________ A.D. 19____.


____________________________________   ______________________________________
                           Secretary                                President
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FOR VALUE RECEIVED ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

[                                    ] __________________________________
PLEASE INSERT SOCIAL SECURITY OF OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________________

______________________________________________________ SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND

APPOINT _______________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________ 19 _____

IN THE PRESENCE OF _______________  ____________________________________

__________________________________  ____________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.